                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 1996 (December 23, 1996)


BRESLER & REINER, INC.
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(Exact name of registrant as specified in its charter)


Delaware                           0-6201                         52-0903424
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


401 M Street, S.W., Waterside Mall, Washington, DC 20024
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (202) 488-8800
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Index to Exhibits begins on page 4.

Page 1 of 43 pages.
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     Item 1.   Changes in Control of Registrant.
               --------------------------------

     (b) On December 23, 1996, Charles S. Bresler, Chief Executive Officer and Chairman of the Board of Directors of the Registrant, transferred all of his shares of common stock of the Registrant, consisting of 1,022,070 shares, or approximately 36% of the outstanding shares as of that date, to Bresler Family Investors, L.L.C. (the "LLC").

     The three Members of the LLC are Charles S. Bresler, with a "Sharing Ratio" of 97%; his wife, Fleur Bresler (Sharing Ratio - 1%), and his son, Sidney Bresler (Sharing Ratio - 2%).

     Charles S. Bresler is designated by the LLC's Operating Agreement as the Manager of the LLC. In the event that Charles S. Bresler resigns, dies, or becomes unable to serve as the Manager, then, upon a decision by the Members to continue the business of the LLC, Sidney Bresler shall become the Manager. In the event that Mr. Charles S. Bresler and Sidney Bresler are both unable and/or unwilling to serve as Manager, then, upon a decision by the Members to continue the business of the LLC, the position of Manager shall be filled by the Members holding a majority of the Sharing Ratios.

     No disposition of a Membership interest in the LLC may be effected without the consent of the Manager, or, if the attempted disposition is by a Member who is also the Manager, of the holders of at least 51% of the aggregate Sharing Ratios of all non-transferring Members. Such consent may be granted or

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withheld at the Manager's or Members' (as the case may be) sole discretion.

     Item 7.   Financial Statements and Exhibits.
               ---------------------------------

     (c)  Exhibits.  The Index to Exhibits begins on page 4.

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                               INDEX TO EXHIBITS
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
                                                                            Page
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
Exhibit 99   A.   Operating Agreement of
                  Bresler Family Investors,
                  L.L.C. dated July 26, 1996                                   6

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRESLER & REINER, INC.
                                        (Registrant)


                                        By:  /S/ William L. Oshinsky
                                            ------------------------
                                            William L. Oshinsky
                                            Treasurer

DATE:  December 27, 1996

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